UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2001


                         CHADMOORE WIRELESS GROUP, INC.
             (Exact name of registrant as specified in its charter)


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           Colorado                      0-20999                84-1058165
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(State or other jurisdiction of  (Commission File Number) (IRS Employer
        incorporation)                                       Identification No.)

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                          2875 E. Patrick Lane, Suite G
                             Las Vegas, Nevada 89120
               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (702) 740-5633

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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On August 21, 2000, Chadmoore Wireless Group, Inc. signed a definitive agreement and plan of reorganization with Nextel Communications, Inc. under which Nextel had agreed to acquire substantially all of Chadmoore's assets in a tax-free reorganization for approximately $160 million of Nextel's Class A common shares, subject to certain closing adjustments and limitations. On June 29, 2001, Chadmoore and Nextel agreed to amend the agreement and plan of reorganization to reduce the aggregate consideration to approximately $130 million of Nextel's Class A common shares, subject to certain conforming closing adjustments and limitations. The "Third Amendment to the Agreement and Plan of Reorganization" is attached hereto as Exhibit 2.1 and incorporated herein by reference. The agreement and plan of reorganization remains subject to the approval of Chadmoore's stockholders and the satisfaction of customary closing conditions contained in the agreement and plan of reorganization, including receipt of all necessary regulatory approvals. Subsequent to the closing of this transaction, Chadmoore will be dissolved and all of its remaining assets will be liquidated.

In addition, on June 29, 2001, Chadmoore and its senior secured lender, GATX Capital Corporation, agreed to defer the quarterly principal payments due on or about June 30, 2001 and September 30, 2001, until the earliest of December 31, 2001 or the closing of the asset sale to Nextel. In consideration for the payment deferral, Chadmoore agreed to pay to GATX a fee of $1 million, to be paid on the earliest of December 31, 2001 or the closing of the asset sale to Nextel. The "Fifth Amendment to Senior Secured Loan Agreement" is attached hereto as Exhibit 10.1 and incorporated herein by reference. In conjunction with the amendment of its credit facility with GATX, and as additional consideration for the payment deferral, Chadmoore purchased from Barclays Bank PLC an irrevocable standby letter of credit in the face amount of $2.7 million in favor of GATX. The "First Amendment to Subordinated Credit Agreement" is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         Exhibits.


Exhibit No.    Description
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2.1            Third Amendment to the Agreement and Plan of Reorganization by
               and among Nextel Communications, Inc., Nextel Finance Chadmoore, and Chadmoore Wireless Group, Inc.

10.1 Fifth Amendment to Senior Secured Loan Agreement by and among GATX Capital Corporation and Chadmoore Wireless Group, Inc.

10.2 First Amendment to Subordinated Credit Agreement by and among Chadmoore Wireless Group, Inc. and Barclays Bank PLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHADMOORE WIRELESS GROUP, INC.


Date:  July 10, 2001                          By: STEPHEN K. RADUSCH
                                                 ------------------------------
                                                  Stephen K. Radusch
                                                  Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.    Description
----------     -----------

2.1 Third Amendment to the Agreement and Plan of Reorganization by and among Nextel Communications, Inc., Nextel Finance Chadmoore, and Chadmoore Wireless Group, Inc.

10.1 Fifth Amendment to Senior Secured Loan Agreement by and among GATX Capital Corporation and Chadmoore Wireless Group, Inc.

10.2 First Amendment to Subordinated Credit Agreement by and among Chadmoore Wireless Group, Inc. and Barclays Bank PLC